                                                                    EXHIBIT 10.4

                               COMMERCIAL OFFICE
                                     LEASE
                                    between
                            T/W ASSOCIATES, LESSOR,
                                      and
                         SALON INTERNET, INC., LESSEE



                         PREMISES:   706 Mission Street
                                     San Francisco, California
                                     2nd Floor

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1.  Premises...............................................................   1

 2.  Term; Tenant Improvements Allowance....................................   1

 3.  Rental.................................................................   1

 4.  Use....................................................................   4

 5.  Services...............................................................   5

 6.  Taxes Payable by Lessee................................................   6

 7.  Alterations, Additions or Improvements.................................   7

 8.  Liens..................................................................   7

 9.  Repairs................................................................   7

10.  Destruction or Damage..................................................   8

11.  Insurance; Waiver of Subrogation.......................................   9

12.  Indemnity..............................................................   9

13.  Compliance with Legal Requirements.....................................  10

14.  Assignment and Subletting..............................................  10

15.  Rules..................................................................  12

16.  Entry by Lessor........................................................  12

17.  Events of Default......................................................  13

18.  Lessor's Right to Terminate............................................  13

19.  Continuous Notwithstanding Default.....................................  14

20.  Additional Remedies....................................................  14

21.  Lessor's Right to Cure Defaults........................................  14

22.  Attorneys' Fees........................................................  14

                               TABLE OF CONTENTS
                                  (Continued)

                                                                            Page
                                                                            ----
23.  Eminent Domain.........................................................  15

24.  Subordination..........................................................  15

26.  Sale...................................................................  16

27.  Estoppel Certificate...................................................  16

28.  No Light, Air or View Easement.........................................  16

29.  Holding Over...........................................................  17

30.  Abandonment............................................................  17

31.  Surrender..............................................................  17

32.  Waiver.................................................................  17

33.  Notice.................................................................  17

34.  Complete Agreement.....................................................  18

35.  Corporate Authority....................................................  18

36.  Miscellaneous Provisions...............................................  18

37.  Exhibits...............................................................  19

38.  Option to Renew........................................................  19

39.  Lessor Warranty........................................................  19

40.  Deposit................................................................  19

41.  Additional Security....................................................  20

Exhibit A -    Premises
Exhibit B -    Tenant Improvements
               Lessor's Work
Exhibit C -    Tenant Improvements
               Lessee's Work
Rules and Regulations Attached to and Made a Part of This Lease
Hazardous Materials

                            COMMERCIAL OFFICE LEASE
                            -----------------------
                            BASIC LEASE INFORMATION
                            -----------------------

Lease Section
-------------

Introductory               Date:                                 June 25, 1997
Paragraph
                           Lessor:                               T/W Associates, a general partnership

                           Lessee:                               Salon Internet, Inc.

Section 1                  Premises:                             9277 sq. ft., 2nd Flr.

                           Building:                             706 Mission Street
                                                                 San Francisco, CA

Section 2                  Term                                  Upon substantial completion of Tenant
                           Commencement:                         Improvements in accordance with plans
                                                                 and specifications approved by Lessor no
                                                                 later than September 1, 1997.

                           Term Expiration:                      July 31, 2002

Section 3                  Base Rent:                            Yr. 1 - $17.00/sq. ft./yr.
                                                                 Yr. 2 - $18.00/sq. ft./yr.
                                                                 Yr. 3 - $19.00/sq. ft./yr.
                                                                 Yr. 4 - $20.00/sq. ft./yr.
                                                                 Yr. 5 - $21.00/sq. ft./yr.

Section 3(b)               Base year (for Operating
                           Expense increases):                   1998

Section 3(c)               Base Year (for Property Tax
                           increases):                           1998

Section 3(b) and 3(c)      Lessee's Percentage Share
                           of increases in Operating
                           Exp., Property Taxes:                 8.8%

Section 5                  Services:                             Electrical cap of $0.13/sf per month.
                                                                 Tenant pay overage.

Section 34                 Lessee's Address for                  706 Mission St., 2nd floor
                           Notices:                              San Francisco, CA 94103

Section 34                 Lessor's Address for                  86 Third St.
                           Notices:                              San Francisco, CA 94103

Section 36(X)              Miscellaneous                         Tenant upon signing of lease, will
                           Provisions:                           prepay first month rent of $13,142.42.

Section 38                 Option to Renew:                      One (1) five (5) year term at 95% of
                                                                 then Fair Market value.  New base year.

Section 40                 Security Deposit:                     $16,235.00

Section 41                 Additional                            $60,000.00 deposit account in favor of
                           Security:                             T/W Associates to be executed within
                                                                 seven (7) business days after signing of
                                                                 Lease.

Exhibit B                  Tenant                                Lessor to provide $12.00 per sq. ft. for
                           Improvements:                         TI

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information.

LESSOR:                                      LESSEE:

T/W ASSOCIATES                               SALON INTERNET, INC.

By:___________________________________       By: ______________________________
                      General Partner
Date:_________________________________       Date: ____________________________

                            COMMERCIAL OFFICE LEASE
                            -----------------------


     THIS LEASE, dated June 25, 1997 is made and entered into by and between T/W ASSOCIATES, a general partnership ("Lessor"), and SALON INTERNET, INC. ("Lessee").

     1.   Premises.  Lessor hereby leases to Lessee, and Lessee hereby Leases
          --------
from Lessor the Premises, as specified in the Basic Lease Information and as more particularly described in Exhibit A attached hereto, located within the Building as specified in the Basic Lease Information for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Lessor and Lessee hereby mutually agree.

     2.   Term; Tenant Improvements Allowance.
          -----------------------------------

          (a) Term.  The term of this Lease shall commence and, unless sooner
              ----
terminated as hereinafter provided, shall end on the dates specified in the Basic Lease Information. If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the commencement of the term, this Lease shall not be void or voidable, the term of this Lease shall not be extended by such delay, and the Lessor shall not be liable to Lessee for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the commencement of the term and the time when Lessor delivers possession. In the event the delay is caused by Lessee, its agents or employees, Lessee shall not be relieved of any of its rent obligations under this Lease.

          (b) Tenant Improvements Allowance.  The Premises are leased to Lessee
              -----------------------------
in their present "as-is" condition, except that Lessor shall provide to Lessee the tenant improvements allowance as set forth in Exhibit B attached hereto.

     3.   Rental.  Lessee shall pay to Lessor through the term of this Lease the
          ------
following sums as rental for the Premises:

          (a) Base Rent.  The Base Rent payable during the term of the Lease
              ---------
shall be the sum specified in the Basic Lease Information as the Base Rent subject to the further provisions hereof.

          (b) Additional Rent on Account of Increases in Operating Expenses.  In
              -------------------------------------------------------------
addition to Base Rent, Lessee shall pay to Lessor as additional rent with respect to each successive calendar year of the term of this Lease subsequent to the Base Year (including any extended term hereof) for Operating Expenses increases as specified in the Basic Lease Information Lessee's percentage share of the total dollar increase, if any, in Operating Expenses paid or incurred by Lessor in such subsequent calendar year over the Base Year Operating Expenses.

     For purposes hereof, "Operating Expenses" shall mean (i) all direct and indirect costs of management, operation and maintenance of the Building (including rentable areas occupied by

Lessor) and including, without limiting the foregoing: wages, salaries, employee benefits, and payroll burden of personnel directly engaged in management, operation and maintenance of the Building, power, heat, light, air conditioning, gas, water, garbage, sewage and waste disposal and other utilities, equipment, tools, materials and supplies, maintenance and repairs, insurance, license, permit and inspection fees, janitorial services, maintenance contracts and general services, and depreciation on personal property, and (ii) the cost of any capital improvements made to the Building by Lessor after the Base Year that reduce Operating Expenses or that reduce or conserve the amount of utilities consumed (e.g., electricity, gas or other fuels), or made to the Building by Lessor after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time this Lease was entered into, such cost or allocable portion thereof to be amortized over such reasonable period as Lessor shall determine together with interest on the unamortized balance at the rate of 10 percent per year or such higher rate as may have been paid by Lessor on funds borrowed for the purpose of constructing such capital improvements; provided, however, that Operating Expenses shall not include Property Taxes, depreciation on the Building other than depreciation on personal property, costs of tenants' improvements, interest and capital items other than those referred to in clause (ii) above. Actual Operating Expenses for both the Base Year and each subsequent year of the term of this Lease shall be adjusted to equal Lessor's reasonable estimate of Operating Expenses had the total rentable area of the Building been occupied for both years. The determination of the costs of management, operation, and maintenance of the Building and the costs of the capital improvements referred to in clause (ii) above shall be in accordance with generally accepted accounting principles consistently applied.

          (c) Additional Rent on Account of Increases in Property Taxes.  In
              ---------------------------------------------------------
addition to Base Rent, Lessee shall pay to Lessor as additional rent with respect to each successive calendar year of the term of this Lease subsequent to the Base Year for Property Taxes increases as specified in the Basic Lease Information Lessee's percentage share (as specified in the Basic Lease Information) of the total dollar increase, if any, in Property Taxes paid or incurred by Lessor in such subsequent calendar year over the Base Year Property Taxes; provided that Lessee's obligation on account of such Property Taxes increase is subject to the limitation set forth in Sections 3(b) and 38(c) hereof. For purposes hereof, "Property Taxes" shall mean all real property taxes, assessments (general or special), property tax reassessments caused by a change in ownership of the Building or the Premises and all other taxes (including any tax levied wholly or partly in lieu thereof) levied against the Building (or this Lease, the occupancy of Lessee, the sums payable by Lessee hereunder, or in any manner relative to the subject matter hereof), excluding only taxes covered by Section 6 hereof and federal and California income and death taxes imposed with respect to Lessor. For purposes hereof, "taxes" is meant to be interpreted in its most comprehensive sense and to include any impost, levy or the like levied by any governmental jurisdiction; and without limiting the generality of the foregoing, "taxes" shall include any tax, fee, excise, levy or other impost imposed by the United States, the State of California or any political subdivision of the State (including any county, city, city and county, public corporation, district or any other political entity or public corporation thereof), however described (including any so-called value-added tax) as a direct substitution in whole or in part for, or in addition to, real property taxes and assessments.

          (d) Procedure.  The additional rent provided under paragraphs (b) and
              ---------
(c) above shall be made in accordance with the following procedures:

               (i) As soon as is practicable following the end of the Base Year and each respective calendar year referred to in paragraphs (b) and (c) above occurring during the term of this Lease subsequent to the Base Year, Lessor shall give Lessee written notice of its estimate of any increase amounts payable under paragraphs (b) and/or (c) above for such subsequent calendar year of the Lease. On or before the first day of the calendar month next succeeding such notice, Lessee shall pay to Lessor an amount equal to such estimated amounts multiplied by a fraction, the numerator of which is the number of months of such subsequent calendar year of the Lease which have elapsed and the denominator of which is 12; on or before the first day of each calendar month thereafter occurring during such subsequent calendar year, Lessee shall pay to Lessor 1/12 of such estimated amounts. If for any reason such notice is not given as provided above, Lessee shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If at any time or times it appears to Lessor that the increased amounts payable under paragraphs
(b) and/or (c) above for such subsequent calendar year will vary from its estimate by more than 10 percent, Lessor shall, by notice to Lessee, revise its estimate for such year, and subsequent payments by Lessee for such year shall be based upon such revised estimate.

               (ii) Within 90 days after the close of each Base Year and each respective calendar year during the term of this Lease subsequent to the Base Year (or as soon after such 90-day period as practicable), Lessor shall deliver to Lessee a statement of the adjustments to be made pursuant to paragraphs (b) and/or (c) above for such calendar year prepared according to generally acceptable accounting principles, and such statement shall be final and binding upon Lessor and Lessee. If on the basis of such statement Lessee owes an amount that is less than the estimated payments for such year previously made by Lessee, Lessor shall refund such excess to Lessee. If on the basis of the statement Lessee owes an amount that is more than the estimated payments for such year previously made by Lessee, Lessee shall pay the deficiency to Lessor within 30 days after delivery of the statement.

               (iii) If this Lease shall terminate on a day other than the last day of a full year of the term of this Lease, the amount of adjustment to be made pursuant to paragraphs (b) and/or (c) above that is applicable to the calendar year in which such termination occurs shall be prorated on the basis that the number of days from the commencement of such year to and including the termination date bears to 365. The termination of this Lease shall not affect the obligations of Lessor and Lessee pursuant to subparagraph (ii) of this paragraph (d) to be performed after such termination.

     Lessee and Lessee's auditors shall have the right upon reasonable notice to inspect Lessor's books and records, at Lessor's office, showing the amounts alleged to be payable by Lessee as additional rent. If Lessee's auditors conclude that Lessor has overcharged (by more than three percent (3%) of all additional rent) for any additional rent, Lessor shall promptly refund to Lessee the amount of such overcharge, plus Lessee's out-of-pocket costs (including auditing costs) incurred in connection with such inspection and the determination of such overcharge. If no overcharge (by more than three percent) is determined, Lessee is responsible for out-of pocket costs, including auditing costs.

          (e) Rental Commencement.  Base Rent shall be paid to Lessor upon the
              -------------------
execution of this Lease for the first full calendar month of the term of this Lease, and on or before the first day of each and every successive calendar month after the first full calendar month during the term hereof.

          (f) No Deduction or Offset; Interest.  All rental and all other sums
              --------------------------------
due and payable by Lessee to Lessor under any of the provisions of this Lease shall be paid to Lessor, without abatement, deduction, offset, prior notice or demand, in lawful money of the United States at Lessor's address for notices or to such other person or at such other place as Lessor, from time to time, may designate in writing. If not paid within 10 days following the date when due, all rental and any and all other sums payable by Lessee to Lessor under any of the provisions of this Lease shall bear interest from the date due until paid at the rate of 10% per annum. Lessee acknowledges that late payment by Lessee to Lessor of rental or such sums will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by and encumbrance covering the Building and/or the Premises. Therefore, if any installment of rental or other sum due and payable by Lessee to Lessor is not paid to and received by Lessor within 10 days following the date when due, Lessee shall pay to Lessor an additional sum of 5 percent of the overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default on the overdue amount, or prevent Lessor from exercising any of the other rights and remedies available to Lessor.

     4.   Use.  The Premises shall be used for general office purposes and no
          ---
others. Lessee shall neither do or permit to be done in or about the Premises, nor bring or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which now or hereafter is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or any other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Lessee, in its own respect and in respect of its agents, servants and invitees, shall neither do nor permit anything to be done in or about the Premises or the Building or any part thereof which will in any way obstruct or interfere with the rights of other tenants of the Building (including any noise audible or any vibrations observable from outside the Premises), or injure or annoy them, or use or allow the Premises or the Building or any part thereof to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises or the Building or any portion thereof, or commit or suffer to be committed any waste or damage in or about the Premises or the Building or any portion thereof. Lessee shall not permit any materials to be placed or stored in the common areas of the Building and shall not permit debris to be placed therein, except in appropriate receptacles provided thereof. Lessee, its agents, servants and invitees shall have the right on a 24 hour per day - seven day per week basis during the term hereof, subject to compliance with Lessor's security procedures, to the (a) non-exclusive use of the entrance lobby of the Building, its passenger elevators, and the common area of the floor of the Building in which the Premises are located, for purposes of ingress to and egress from the Premises, and (b) the restrooms located on the floor of the Building in which the Premises are located, and (c) the exclusive use of the Premises. The provisions of Sections 11 and 12 of this Lease shall apply to all such areas. Lessee shall not use any portion of the Building (including, without limitation, the Building roof or portions of the Building leased to other tenants) other than the Premises, excepting only as set forth in the preceding sentence and such other portions of the Building as are necessary for fire and other emergency ingress and egress purposes in accordance with applicable law. Lessee shall not place any equipment in or otherwise utilize the Premises in a manner that would exceed the floor load limits specified by Lessor.

     5.   Services.
          --------

          (a) Reasonable Services.  Lessor shall furnish the Premises (i) 24
              -------------------
hours per, seven days a week, or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, electrical circuitry for the use of a reasonable amount of electricity for lighting and the operation of office machines, a reasonable amount of water and heat and facilities for air conditioning, (ii) non-attended elevator service, and (iii) daily (one shift) janitor service Monday through Friday (except holidays) all in the manner that such services are customarily furnished in comparable office buildings in the area. Lessor shall provide 12 hour per day guard service, 7:00 AM to 7:00 PM, in the lobby of the Building Monday through Friday (except holidays) . Lessor shall not be in default hereunder or be liable for any damage directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of, (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Lessor or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas, or any other form of services serving the Premises or the Building. Lessee shall be responsible for electricity cost above $0.13 per sq. ft. per month; Lessee shall pay the costs above the $0.13 cap thereof directly to Landlord upon receipt of invoice.

     Lessor shall notify Lessee in writing at least forty-eight (48) hours before any intentional shut-down of electrical power or HVAC serving the Premises, except in the case of an emergency.

     Notwithstanding the terms of this Lease to the contrary, if electrical power is interrupted for a period of five (5) consecutive days due to the gross negligence or willful acts of Lessor, its agents, servants, employees, contractors or subcontractors or for a period of seven (7) consecutive days due to any other reason except Lessor's, its agents, servants, employees, contractors or subcontractors negligence or willful acts, and such failure adversely affects Lessee's use of the Premises for Lessee's normal business operations, then there shall be an abatement of Base Rent from and after said fifth day or seventh day, as the case may be, until such service is restored. However, if such failure lasts for thirty (30) consecutive days, Lessee shall have the option, upon written notice to Lessor, to terminate this Lease. Lessor agrees to use its best efforts to restore such service as soon as possible.

          (b) Extraordinary Services.  Lessee will not, without the prior
              ----------------------
written consent of Lessor, use any apparatus or device in the Premises, including without limitation electronic data processing machines, punch card machines and machines using current that will in any way increase the amount of water or air conditioning reasonably required for use of the Premises as general office space and in no event shall Lessee consume water or power in excess of the capacity of the existing Building systems; nor shall Lessee connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purpose of using electric current or water. If Lessee shall require water in excess of that usually furnished or supplied for use of the Premises as general office space, Lessee shall first procure the written consent of Lessor, which Lessor may withhold, to the use thereof. Lessor, as a condition of Lessor's consent, may cause a water meter to be installed in the Premises, so as to measure the amount of water consumed.
The cost of any such meter and of installation, maintenance and repair thereof shall be paid by Lessee, and Lessee agrees to pay to Lessor promptly upon demand thereof by Lessor for all such water so used. Unless and until Lessor installs such separate meters, Lessee shall pay to Lessor promptly upon demand Lessor's reasonable estimate of the excess of the amount of water used by Lessee over that usually furnished or supplied by Lessor for use of the Premises as general office space and Lessor's estimate based upon the independent judgment of Lessor's engineer, the manufacturer of the equipment involved, or the utility providing the service shall be final, binding, and conclusive upon Lessee.

     6.   Taxes Payable by Lessee.  In addition to the monthly rental and other
          -----------------------
charges that are payable by Lessee hereunder, Lessee shall reimburse Lessor upon demand for any and all taxes payable by Lessor (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto:
(a) upon, measured by, or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures, and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Lessee, other than tenant improvements made and paid for by Lessor hereunder, regardless of whether title to such improvements shall be in Lessee or Lessor; (b) upon or measured by the monthly rental payable hereunder, including without limitation, any gross income tax or excise tax levied by the United States Government, the State of California, any county, any city, or any other political subdivision of any of the foregoing with respect to the receipt of such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use, or occupancy by Lessee of the Premises or any portion thereof; (d) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Premises. If it should not be lawful for Lessee to so reimburse Lessor, the monthly rental payable to Lessor under this Lease shall be revised to net Lessor the same net rental after imposition of any such tax upon Lessor as would have been payable to Lessor prior to the imposition of any such tax.

     7.   Alterations, Additions or Improvements.  Excluding Lessee's initial
          --------------------------------------
Tenant Improvements, Lessee shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without Lessor's prior written consent, provided that Lessee from time to time, without Lessor's prior written consent, may make alterations, additions and improvements of an aggregate cost of $20,000 (excluding nevertheless any alterations and the like involving the Building structure or the Building systems). All such alterations, additions or improvements shall become Lessor's property immediately and, at the end of the term hereof, shall remain on the Premises without compensation to Lessee unless Lessor elects by notice to Lessee, at the time approval is given, to have Lessee remove the same, in which event Lessee shall promptly remove such alterations, additions or improvements and restore the Premises to their condition prior to the installation of such alterations, additions or improvements.

     All alterations made by Lessee with the prior written consent of Lessor shall be effected through the use of contractors approved by Lessor who shall furnish to Lessor upon demand such completion bonds and labor and material bonds as Lessor may require so as to assure completion of such alterations, additions or improvements on a lien-free basis (and the furnishing of the same shall not relieve Lessee of its obligation under Section 8 hereof).

     8.   Liens.  Lessee shall keep the Premises and the Building free and clear
          -----
of and from any and all mechanics', materialmen's and other liens for work or labor done, services performed and for materials used or furnished in or about the Premises by or on behalf of Lessee. Lessee at all times shall pay and discharge, promptly and fully, any and all claims upon which any such lien may or could be based (provided that Lessee may contest any such claims or liens, provided that Lessee shall obtain and record a release bond with respect to any recorded mechanics lien in accordance with the provisions of California Code
Section 3143), and Lessee shall save and hold Lessor, the Premises and the Building free and harmless of and from any and all such liens or claims of liens or claims of liens or suits or other proceedings pertaining thereto.

     9.   Repairs.  By entry hereunder, Lessee accepts the Premises as being in
          -------
the condition in which Lessor is obligated to deliver the Premises. Lessee, at all times during the term hereof and at Lessee's sole cost and expense, shall keep the Premises and every part thereof in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted. Lessee hereby waives all right to make repairs at the expense of Lessor or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1941 and 1942 or any other law, statute or ordinance now or hereafter in effect. Lessor has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specifically herein set forth in Exhibit B. Except as specifically set forth herein, Lessor has not made any representations respecting the condition of the Premises to Lessee.

     Lessor, at Lessor's sole cost and expense, agrees to maintain all structural portions of the Building, all systems servicing the Building and Premises, including but not limited to HVAC, plumbing, electrical, elevators and all common areas and all exterior portions of the Building.

     10.  Destruction or Damage.
          ---------------------

          (a) Damage.  If the Premises and/or the portion of the Building
              ------
necessary for Lessee's occupancy are damaged by fire, earthquake, act of God, the elements, or other casualty, Lessor shall forthwith repair the same, subject to the provisions of this Section hereinafter set forth, if such repairs, in Lessor's opinion, can be made within 90 days following the issuance of any building permit required by relevant governmental authority (the "Rebuilding Period"). This Lease shall remain in full force and effect except that, if such damage is not the result of the negligence or willful misconduct of Lessee or Lessee's employees or invitees, a proportional abatement of rental (based upon square footage) shall be allowed Lessee for such part of the Premises as shall be rendered unusable by Lessee in the conduct of its business during the time such part is so unusable. Lessor's determination that such repair may be made within the Rebuilding Period shall not obligate Lessor to complete the same within such period.

     Notwithstanding anything in this Paragraph 10 to the contrary, if the Premises have been rendered inaccessible or untenantable by the damage and the Premises cannot be repaired to the condition that the Premises were in prior to the damage within 180 days after the date on which the damage has occurred, Lessee may, provided Lessee is not then in default under this Lease, by written notice to Lessor within 30 days after the damage, elect to terminate this Lease as of the date of damage. If there has been no termination of this Lease, such repairs and restoration shall be made. A full destruction of the Building as determined by Lessor will automatically terminate this Lease as of the date of destruction. Upon any termination of this Lease under any provisions of this Section, the parties will be released from any further obligations hereunder except for any obligations which may have accrued prior to the damage or destruction.

          (b) Repair.  If such repairs, in Lessor's opinion, cannot be made
              ------
within the Rebuilding Period, Lessor may elect, upon notice to Lessee within 30 days after the date of such fire or other casualty: (i) to repair or restore such damage, in which event this Lease shall continue in full force and effect (except that the rent shall be partially abated as hereinabove provided) and Lessor shall repair and restore such damage with reasonable diligence, or (ii) to terminate this Lease, in which event this Lease shall terminate as of the date of such fire or other casualty.

          (c) Waiver.  Lessee waives California Civil Code Sections 1932(2) and
              ------
1933(4) providing for termination of hiring upon destruction of the thing hired.

          (d) Costs of Repair.  If the Premises are to be repaired under this
              ---------------
Section, Lessor shall repair at its cost any injury or damage to the Building itself and the tenant improvements in the Premises paid for by Lessor hereunder. Lessee shall repair and pay the cost of repairing Lessee's alterations, Lessee's improvements, Lessee's trade fixtures, Lessee's personal property and any other tenant improvements in the Premises and shall be responsible for carrying such casualty insurance as it deems appropriate with respect to such other tenant improvements.

     11.  Insurance; Waiver of Subrogation.
          --------------------------------

          (a) Insurance.  Each party, at its respective expense, shall maintain
              ---------
in full force during the term hereof a policy or policies of comprehensive broad form general public liability insurance against claims and liability for personal injury, death and property damage arising in or about the Premises, the Building and adjoining areas or ways, with a carrier or carriers acceptable to the other party, and which carrier or carriers in any event shall have a rating of not less than A Plus XIII by Best's Insurance Guide. The liability under such insurance shall not be less than $1,000,000 combined single limit bodily injury and property damage. Such policy or policies of insurance shall (a) name the other party and Lessor as an additional insured, (b) be nonassessable, primary and noncontributory with any policies carried by the other party, and
(c) provide that the same may not be canceled or materially amended except upon 30 days prior written notice to the other party. Each party shall provide the other with a certificate or certificates of said policy or policies. The amount of insurance coverage provided for in this Section shall be increased from time to time during the term hereof upon demand of the other party to the extent reasonably required by circumstances then existing (including, but not limited to increases in the cost of living as reflected in the Consumer Price Index published by the U.S. Department of Labor and increases in personal injury and wrongful death judgments or awards in the City and County of San Francisco).

          (b) Subrogation.  Each party shall obtain from its insurers under all
              -----------
policies of fire, theft, public liability, worker's compensation, and other insurance maintained by such party at any time during the term hereof insuring or covering the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer might have against such party and such party's Lender.

     12.  Indemnity.  Lessee covenants and agrees that Lessor shall not at any
          ---------
time or to any extent whatsoever be liable, responsible or in anywise accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Lessee or by any person whosoever may at any time be using or occupying or visiting the Premises or be in, on or about the same, whether such loss, injury, death or damage shall be caused by or in anyway result from or arise out of any act or omission of Lessor, Lessee or of any occupant, subtenant, visitor or user of any portion of the Premises, or shall result from or be caused by any other matter or thing whether of the same kind as or of a different kind than the matters or things above set forth, except to the extent caused by the Breach of this Lease by Lessor or the negligence or willful act of Lessor, its agents or employees, and Lessee shall forever indemnify, defend, hold and save Lessor and Lessor's Lender free and harmless of, from and against any and all claims, liability, loss or damage whatsoever on account of any such loss, injury, death or damage, except to the extent caused by the negligence or willful act of Lessor, its agents or employees. Lessee hereby waives all claims against Lessor for damages to the Building and any other improvements that are hereafter placed or built upon the Premises and to the property of Lessee in, upon or about the Premises, and for injuries to persons or property in or about the Premises, from any cause arising at any time, except to the extent caused by the Breach of this Lease by Lessor or the negligence or willful act of Lessor, its agents or employees. The foregoing indemnity obligation of Lessee shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Lessor from the first notice that any claim or demand is to be made or may be made. The provisions of this Section shall survive the termination of this Lease with respect to any damage, injury, or death occurring prior to such termination.

     13.  Compliance with Legal Requirements.  During the term of this Lease,
          ----------------------------------
Lessee, at its sole cost and expense shall comply promptly with (i) all laws, statutes, regulations, ordinances, governmental rules, or requirements now in force or which may hereafter be in force, (ii) the requirements of any board of fire underwriters or other similar body now or hereafter constituted, (iii) any direction or occupancy certificate issued pursuant to any law by any public officer or officers, and (iv) the provisions of all recorded documents affecting the Building or the Premises insofar as any of them relate to or affect the Lessee's use or occupancy of the premises, excluding requirements of structural changes not related to or affected by improvements made by or for Lessee or not necessitated by Lessee's acts.

     14.  Assignment and Subletting.
          -------------------------

          (a) General.  Except as expressly permitted pursuant to this Section,
              -------
Lessee shall not, without the prior written consent of Lessor, assign this Lease, or any interest herein, or sublet the Premises, or any part thereof, or permit the use or occupancy of the Premises (or any right or privilege appurtenant thereto) by any party other than Lessee. For purposes hereof, "assignment" shall include any proposed disposition or transfer, voluntary or involuntary, or hypothecation; and where Lessee is a corporation or partnership, "assignment" shall include a transfer of 25% or more of the equity interest therein (but shall exclude any transfer of the equity interest of any parent of Lessee). Any of the foregoing acts without such consent of Lessor shall be void and shall, at the option of Lessor, terminate this Lease. This Lease shall not, nor shall any interest herein, be transferable or assignable as to the interest of Lessee by operation of law without the written consent of Lessor (except as provided by state or federal laws governing savings and loan associations). Subject to the further provisions of the Section,

     Lessor's consent to any assignment or subletting of all or any part of the Premises shall not be unreasonably withheld.

     Notwithstanding any provision of this Lease to the contrary, Lessee may assign this Lease at any time, or sublease all or part of the Premises, with written consent from Lessor, which shall not be unreasonably withheld or delayed, to any entity which acquires all or part of Lessee (by merger, consolidation or otherwise), or which is acquired in whole or in part by Lessee, or which is controlled directly or indirectly by Lessee, or which is acquired in whole or in part by Lessee, or which is controlled directly or indirectly by Lessee, or which is under common control with Lessee, or which entity controls, directly or indirectly, Lessee (an "Affiliate"), or which owns or is owned by the Affiliate. Lessor's consent shall be deemed granted unless, within seven days from notice, Lessor denies consent in writing.

          (b) Notice to Lessor.  If at any time, or from time to time, during
              ----------------
the term of this Lease, Lessee desires to assign, sublet or permit the occupancy or use by another of all or any part of the Premises, Lessee shall give notice to Lessor setting forth the following: (a) the name, address, and legal composition of the proposed sublessee, occupier or user; (b) the nature of the business proposed to be carried on in the Premises (including proposed number of employees to be located in the Premises, the proposed equipment to be used therein, proposed floor loads and proposed electrical loads); (c) a copy of the proposed assignment or sublease agreement; and (d) any other documentation or information reasonably requested by Lessor, including financial information covering the proposed assignee, sublessee, occupier or user with respect to such proposed subletting. All such information may be considered by Lessor in making Lessor's permitted determinations hereunder, including the granting or withholding of consent in respect of a proposed assignment or subletting.

          (c) Conditions.  Lessee may assign or sublet, subject to Lessor's
              ----------
consent which shall not be unreasonably withheld, such space to any third party subject in any event to the following conditions:

              (i) in the case of a sublease, the same shall be subject and subordinate to all of the provisions, terms and conditions of this Lease, including a current financial statement from the prospective sublessee or assignee, prepared by a CPA;

              (ii) no assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease, in form and substance satisfactory to Lessor, shall have been delivered to Lessor, and Lessor shall have expressly consented thereto in writing,

              (iii) no assignee or sublessee shall have a further right to assign or sublet,

              (iv) an amount equal to 50% of all sums or other economic consideration received by Lessee as a result of such assignment or subletting other than an assignment or sublease to an Affiliate, however denominated (whether as consideration for the assignment, rentals under a sublease, or otherwise), which exceed in aggregate the total sums which Lessee (or Lessee's assignee in case of an assignment) is obligated to pay Lessor under this Lease or otherwise pays in the form of real estate brokerage, attorney's fees, tenant improvements costs and electrical power in connection with such assignment or sublease prorated to reflect obligations allocable to that portion of the Premises subject to such assignment or sublease, shall be payable to Lessor as additional rental under this Lease without affecting or reducing any other obligations of Lessee hereunder, provided that in no event shall Lessee be obligated to pay Lessor less than the rental specified in this Lease.

              (v) Lessee immediately and irrevocably assigns to Lessor, as security for Lessee's obligations under this Lease, all rental from any subletting of all or a part of the Premises as permitted by this Lease, and Lessor, as assignee and as attorney in-fact for Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rental and apply it towards Lessee's obligations under this Lease; except that, until Lessor terminates the Lease pursuant to Section 18, Lessee shall have the exclusive right to collect such rental.

          (d) Primary Liability.  Regardless of Lessor's consent, no subletting
              -----------------
or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rental and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rental by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against such assignee or successor. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

          (e) Attorneys Fees.  If Lessee shall assign or sublet the Premises or
              --------------
request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act that Lessee proposes to do, then Lessee shall pay Lessor's reasonable attorneys' fees, not to exceed $2,000.00, incurred in connection therewith.

          (f) Conflicting Provisions.  The provisions of this Section shall
              ----------------------
prevail and govern over any conflicting provision in any assignment or subletting to which Lessor gives written consent. Any modification of the terms of this Lease as between Lessee and Sublessee shall be void and will not be binding on the Lessor.

     15.  Rules.  Lessee shall faithfully observe and comply with the rules and
          -----
regulations annexed to this Lease and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Lessor. Lessor shall not be responsible to Lessee for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

     16.  Entry by Lessor.  Upon 24 hour prior notice, unless it is an
          ---------------
emergency, Lessor may enter the Premises at reasonable hours to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders, or tenants, (c) determine whether Lessee is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Lessor to Lessee hereunder, (e) post notices of nonresponsibility and (f) make repairs required of Lessor under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably and so as to cause as little interference to Lessee as reasonably possible. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Lessor shall at all times have and retain keys with which to unlock all of the doors in, on or about the Premises (excluding Lessee's vaults, safes and similar areas designated in writing by Lessee and approved by Lessor in advance); and Lessor shall have the right to use any and all means which Lessor may deem proper to open such doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Lessor by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Lessee from the Premises, or any portion thereof.

     17.  Events of Default.  The occurrence of any one or more of the following
          -----------------
events (an "Event of Default") shall constitute a breach of this Lease by
Lessee: (a) if Lessee shall fail to pay any rent when and as the same becomes due and payable; or (b) if Lessee shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more than 10 days after written notice to Lessee or (c) if Lessee shall default in the performance or observance of any other term hereof or of the rules and regulations described in Section 15 to be performed or observed by Lessee, and within 30 days following written notice from Lessor to Lessee, Lessee shall have failed to completely cure such default, or if the nature of such default is such that it cannot reasonably be cured within such 30 day period, Lessee shall not within such 30 day period have commenced with prompt diligence the curing of such default, or, having so commenced, shall thereafter have failed to prosecute with prompt diligence the complete curing of such default; or (d) if Lessee shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or as insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, or shall file an answer admitting, or fail to protest timely the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Lessee or any material part of its properties; or (e) if within 30 days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, such proceeding shall not have been dismissed, or if, within 30 days after the appointment without the consent or acquiescence of Lessee, of any trustee, receiver, or liquidator of Lessee or of any material part of its properties, such appointment shall not have been vacated; or (f) if this Lease or any estate of Lessee hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within 30 days; or (g) if Lessee shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, or shall vacate or fail to take possession of the Premises.

     18.  Lessor's Right to Terminate.  If an Event of Default shall occur,
          ---------------------------
Lessor at any time thereafter may give a written termination notice to Lessee, and on the date specified in such notice (which shall be not less than three days after the giving of such notice) Lessee's right to possession shall terminate, unless on or before such date all delinquent rent and all other sums payable by Lessee under this Lease and all costs and expenses incurred by or on behalf of Lessor hereunder shall have been paid by Lessee and all other breaches of this Lease by Lessee at the time existing shall have been fully remedied to the satisfaction of Lessor. Lessor may remove all persons and property located therein and store such property in a public warehouse for the account and risk and at the expense of Lessee. Lessor may do all things Lessor deems necessary in order to relet the Premises, including, without limitation any alterations, repair and/or restoration of the Premises. Upon such termination, Lessor may recover from Lessee: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the highest rate legally permitted under applicable law. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1% (one percent). Notwithstanding any other provisions hereof, any efforts by Lessor to mitigate damages caused by Lessee's breach of this Lease shall not constitute a waiver of Lessor's right to recover damages hereunder and shall not affect the right of Lessor to indemnification pursuant to the provisions of Section 12 hereof.

     19.  Continuous Notwithstanding Default.  Even though Lessee has breached
          ----------------------------------
this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

     20.  Additional Remedies.  The remedies provided for in this Lease are in
          -------------------
addition to any other remedies available to Lessor at law or in equity by statute or otherwise.

     21.  Lessor's Right to Cure Defaults.  All agreements and provisions to be
          -------------------------------
performed by Lessee under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Lessee shall fail to pay any sum of money, other than rental, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 10 days after notice thereof by Lessor, Lessor may, but shall not be obligated to do so, and without waiving or releasing Lessee from any obligations of Lessee, make any such payment or perform any such other act on Lessee's part to be made or performed as in this Lease provided. All sums so paid by Lessor and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Lessor on demand, and Lessor shall have (in addition to any other right or remedy of Lessor) the same rights and remedies in the event of the nonpayment thereof by Lessee as in the case of default by Lessee in the payment of rental.

     22.  Attorneys' Fees.  If as a result of any breach or default in the
          ---------------
performance of any of the provisions of this Lease, Lessor uses the services of an attorney in order to secure compliance with such provisions or recover damages thereof, or to terminate this Lease or evict Lessee, Lessee shall reimburse Lessor upon demand for any and all attorneys' fees and expenses so incurred by Lessor, provided that if Lessee shall be the prevailing party in any legal action brought by Lessor against Lessee, Lessee shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable.

     23.  Eminent Domain.  If any part of the Premises shall be taken as a
          --------------
result of the exercise of the power of eminent domain, this Lease shall terminate as to the part of the Premises so taken as of the date of taking, and either Lessor or Lessee shall have the right to terminate this Lease as to the balance of the Premises remaining after a partial taking by written notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Lessee of such right to terminate shall be that such partial taking shall be to such extent and nature as substantially to handicap, impede, or impair the conduct of Lessee's business therein. If all of the Premises are taken as a result of the exercise of the power of eminent domain, this Lease shall terminate upon the date of taking. If any part of the Building (other than the Premises) shall be taken as a result of the exercise of the power of eminent domain, Lessor shall have the right to terminate this Lease by written notice to Lessee within 30 days from the date of such taking; in the event that Lessor does not so elect, this Lease shall continue in full force and effect, provided that Lessee is afforded continuous access to the Premises.

     Lessor shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any exercise of the power of eminent domain, and Lessee shall have no claim, against Lessor for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall abate in proportion to that portion of the Premises that is rendered unusable by Lessee in the conduct of its business.

     It is understood and agreed that the foregoing provisions of this section are intended to and do fully define and set forth the respective rights and obligations of the parties in the event of a taking of the Premises or a part thereof, including without limitation the circumstances under which this Lease shall or may be terminated, and the disposition of any proceeds of any insurance or award, and Lessor and Lessee each expressly waives the benefit and effect of any rights and/or obligations whether purporting to arise by law, by governmental order, under any insurance contract, or otherwise (including the provisions of the California Code of Civil Procedure 1265.130), which are inconsistent with the rights and obligations set forth herein.

     For purposes hereof the "date of taking" shall be deemed to be the date that physical possession of the property taken is delivered to the condemning authority.

     24.  Subordination.  This Lease shall be subject and subordinate at all
          -------------
times to (a) all ground or underlying leases which may hereafter be executed affecting the Building and (b) the liens of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or on or against Lessor's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Lessee to effect such subordination. Notwithstanding the foregoing: (i) in the event of termination for any reason whatsoever of any such ground or underlying lease, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Lessee hereunder be disturbed if Lessee is not then in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Lessee shall attorn to the Lessor of any such ground or underlying lease, or, if requested, enter into a new lease for the balance of the original or extended term thereof then remaining upon the same terms and provisions as are in this Lease contained; (ii) in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed, nor will the rights and possession of Lessee thereunder be disturbed if Lessee shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease and Lessee shall attorn to the purchaser at such foreclosure, sale, or other action or proceeding, and (iii) Lessee agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases, and to the liens of any such mortgages or deeds of trust as may reasonably be requested by Lessor. Lessee's covenant to subordinate this Lease to ground or underlying leases and/or mortgages or deeds of trust hereafter executed is conditioned upon each senior instrument containing the commitments specified in the preceding clauses (i) and (ii).

     25.  No Merger.  The voluntary or other surrender of this Lease by Lessee,
          ---------
or a mutual cancellation thereof, shall not work a merger, and, at the option of Lessor, either shall operate (a) to terminate all or any existing subleases or subtenancies under the Lease or (b) as an assignment to Lessor of any or all such subleases and subtenancies.

     26.  Sale.  If the original Lessor hereunder, or any successor owner of the
          ----
Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Lessor, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Lessee agrees to attorn to such new owner.

     27.  Estoppel Certificate.  At any time and from time to time within 15
          --------------------
working days following written request by Lessor, Lessee will execute, acknowledge and deliver to Lessor, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate and (d) such other matters as may be reasonably requested by Lessor. Any such certificate may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any deed of trust on the Building or any part thereof.

     28.  No Light, Air or View Easement.  Any diminution or shutting off of
          ------------------------------
light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose liability on Lessor.

     29.  Holding Over.  If, without objection by Lessor, Lessee holds
          ------------
possession of the Premises after expiration of the term of this Lease, Lessee shall become a tenant from month to month upon the terms, conditions and provisions herein specified but at a monthly rental equivalent to the then prevailing fair market rental as determined in good faith by the Lessor but in no event less than the rental being paid by Lessee in the last month of the term of this Lease, payable in advance on or before the first day of each month.
Each party shall give the other
notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

     30.  Abandonment.  Lessee shall not abandon any part or all of the
          -----------
Premises. If Lessee shall abandon, or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of the Lessor, except such property as may be mortgaged to Lessor.

     31.  Surrender.  Subject to the provisions of Section 7, Lessee shall at
          ---------
the end of the term hereof surrender to Lessor the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God, or the elements excepted. All improvements on the Premises at the expiration of the term or sooner termination of this Lease, shall, without compensation to Lessee, then become Lessor's property free and clear of all claims to or against them by Lessee or any third person, and Lessee shall defend and indemnify Lessor against all liability and loss arising from such claims or from Lessor's exercise of the rights conferred by this Section.

     32.  Waiver.  The waiver by Lessor or Lessee of any term, agreement,
          ------
condition, or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, agreement, condition, or provision herein contained, nor shall any custom practice which may grow between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Lessor or Lessee to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance or payment of rental hereunder by Lessor or Lessee, respectively, shall not be deemed to be a waiver of any preceding breach by Lessee or Lessor of any term, agreement, condition, or provision of this Lease, other than the failure of Lessee to pay particular rental so accepted, regardless of Lessor's or Lessee's knowledge of such preceding breach at the time of acceptance or payment of such rental.

     33.  Notice.  All notices, demands or other writings provided in this Lease
          ------
to be given or made or sent, or which may be given or made or sent by either party to the other, shall be deemed to have been fully given or made or sent when made in writing and upon personal delivery or after 72 hours following deposit in the United States mail, registered or certified, postage prepaid, and addressed as follows: to Lessee at the address specified in the Basic Lease Information, or to such other place as Lessee may from time to time designate in a notice to Lessor; to Lessor at the address specified in the Basic Lease Information, or to such other place as Lessor may from time to time designate in a notice to Lessee. Lessee hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

     34.  Complete Agreement.  Except as set forth in a separate letter between
          ------------------
Lessor and Lessee of even date herewith, there are no oral or written agreements between Lessor and Lessee affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings, oral or written, if any, between Lessor and Lessee or displayed by Lessor to Lessee with respect to the subject matter of this Lease. There are no representations between Lessor and Lessee other than those contained in this Lease, and all reliance with respect to any representations is solely upon such representations.

     35.  Corporate Authority.  If Lessee signs as a corporation, each of the
          -------------------
persons executing this Lease on behalf of Lessee does hereby covenant and warrant that Lessee is a duly authorized and existing corporation, that Lessee has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that the persons signing on behalf of the corporation were authorized to do so.

     36.  Miscellaneous Provisions.
          ------------------------

               (i) The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular.

               (ii) If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several.

               (iii) Time is of the essence of this Lease and each and all of its provisions.

               (iv) Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee.

               (v) The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

               (vi) If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

               (vii) This Lease shall be governed by and construed pursuant to the laws of the State of California.

               (viii) All remedies hereinbefore and hereafter conferred upon either party shall be deemed cumulative and no one shall be exclusive of the other, or shall in any way limit the availability to such party of any other remedy conferred by law, whether or not specifically conferred by the provisions of this Lease.

               (ix) All indemnities of Lessee contained in this Lease shall survive the expiration or other termination hereof with respect to any act, condition or event which is the subject matter of such indemnity and which occurs prior to such expiration or other termination.

               (x) Tenant, upon signing of the Lease will prepay first month rent.

     37.  Exhibits.  The exhibit(s) and addendum, if any, specified in any of
          --------
the Sections of this Lease are attached to this Lease and by this reference made a part hereof.

     38.  Option to Renew.  Provided that Lessee is not then in default, Lessee
          ---------------
shall have the option to renew this Lease for an extended term commencing August
                                                                          ------
1, 2002, and ending July 31, 2007.  In order to exercise such option to renew,
-------             -------------
Lessee shall give written notice of its election to exercise such option on or prior to 180 (one hundred and eighty days) prior to Lease Expiration. If such
         ---------------------------------
notice is so given, Lessor and Lessee shall be deemed to have entered into an agreement for the extension of the Lease for such extended term without any further writing; and in the event that Lessee for any reason does not give such notice to Lessor by such date, such option to renew shall terminate and lapse for all purposes. Such option to renew shall be on the same terms and conditions as set forth in the Lease except as follows:

          (a) Lessor shall not be obligated to make any payment in respect of tenant improvements.

          (b) The monthly Base Rent for each year of the extended term shall be as follows: 95% of then Fair Market Value.

          (c) New Base Year.

     39.  Lessor Warranty.  Lessor warrants that as of the date of execution of
          ---------------
this Lease, Lessor has not received from any applicable governmental authority notice that either the Premises or the Building is in violation of any requirement concerning health and safety, fire and disaster, access by handicapped and disabled persons or otherwise is not in compliance with applicable building codes.

     40.  Deposit.  The Lessee has deposited with the Lessor the sum of sixteen
          -------                                                       -------
thousand, two hundred thirty five dollars ($16,235.00), as security for the
------------------------------------------------------
faithful performance by Lessee of all the covenants and conditions of this Lease. If Lessee shall default in the performance of any covenant or condition of this Lease, Lessor may apply or retain the whole or any part of such security deposit for the payment of any rental arrearages, repairs, cleaning, or for any other sums which Lessor may have spent on damages which Lessor may incur by reason of Lessee's default. If Lessee should default in the performance of the terms and provisions of this Lease and the amount of such security deposit be credited to Lessor as a result of such default as provided by this paragraph, and if this Lease is not by reason of such default terminated by Lessor, upon written demand by Lessor to Lessee, Lessee shall forthwith deliver and pay to Lessor an amount sufficient to restore said security deposit to the original amount. Should Lessee comply with all the covenants and conditions of this Lease, the security deposit, less any sums expended by Lessor that are reasonably necessary to remedy Lessee's defaults under the terms of this Lease including, without limitation, the payment of rent, repairing damages to the demised premises caused by Lessee, and cleaning the demised premises upon the vacation thereof by Lessee, shall be returned to Lessee within fourteen (14) days of Lessee's vacation of the demised premises. Lessee shall not be entitled to any interest on the security deposit and Lessor shall have the right to commingle said security deposit with other funds of the Lessor. Under no circumstances may the security deposit or any part thereof be used or assigned by Lessee as payment of a part or all of the last month's rent due hereunder.

     41.  Additional Security.  Tenant shall post a security interest in Deposit
          -------------------
Account in favor of T/W Associates in the amount of Sixty thousand dollars ($60,000.00). Such amount shall decrease by ten thousand ($10,000.00) at the end of each lease year, beginning with the end of the first year of the lease.

     IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

LESSOR:                       LESSEE:
T/W ASSOCIATES                SALON INTERNET, INC.


By: /s/ General Partner       By: /s/ Authorized Officer
    --------------------          ------------------------
     General Partner

Date: June 25, 1997            Date: June 25, 1997
      ------------------             ---------------------

                                   EXHIBIT A
                                   ---------

                                   EXHIBIT B
                                   ---------

                      TENANT IMPROVEMENTS - LESSOR'S WORK


                          706 MISSION ST., 2ND FLOOR


     Premises for this Lease Agreement to be delivered to Tenant in "as is" condition.

     Lessor will not provide any alterations or improvements to the Premises.

     Lessor shall provide a Tenant Improvement contribution (Contribution) of up to a maximum of ONE HUNDRED ELEVEN THOUSAND AND THREE HUNDRED TWENTY FOUR DOLLARS ($111,324.00) towards the refurbishment of the Premises. Such Contribution shall be inclusive of all costs, including, but not limited to demolition, code work within the Premises, lighting, HVAC, permits, architectural drawings and consultations.

     Lessor shall reimburse Tenant based upon verifiable receipts, in amounts not to exceed the prepared cost list submitted as required under Exhibit C.

                                   EXHIBIT C
                                   ---------

                      TENANT IMPROVEMENT - LESSEE'S WORK

                          706 MISSION ST., 2ND FLOOR


     Lessee shall inspect the Premises in its "as is" condition.

     Lessee shall engage a licensed Architect to prepare drawings showing the improvements to be made and shall submit all improvement documents including cost amount for each phase of work to Lessor for Lessor's approval prior to doing work.

     All improvements shall be performed in compliance with the San Francisco Building Code and Title 24, State of California Administrative Code.

     All work shall be performed by a bonded California licensed contractor engaged by the Lessee.

     Sub-contractors for the following work shall be approved by Lessor prior to work:

     1.   HVAC work
     2.   Electrical Work
     3.   Plumbing

                        RULES AND REGULATIONS ATTACHED
                        ------------------------------
                       TO AND MADE A PART OF THIS LEASE
                       --------------------------------


     1. In case of invasion, mob, riot, public excitement, or other circumstances rendering such action advisable in Lessor's opinion, Lessor reserves the right to prevent access to the building during the continuance of the same by closing the doors or any other means for the safety of the occupants and protection of the building and property in the building.

     2. The sidewalks, hallways, passages, exits, entrances, elevators, and stairways shall not be obstructed by any of the Lessees or used by them for any purpose other than for ingress to and egress from their respective premises.
The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Lessor shall be prejudicial to the safety, character, reputation and interests of the building and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Lessee normally deals in the ordinary course of such Lessee's business unless such persons are engaged in illegal activities. No Lessee and no employees or invitees of any Lessee shall go upon the roof of the building.

     3. No sign, placard, picture, name, advertisement or notice, visible from the exterior of the leased premises shall be inscribed, painted, affixed or otherwise displayed by any Lessee on the leased Premises or any part of the building without the prior written consent of Lessor, and Lessor shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of the Lessee.

     If Lessor shall have given such consent to any Lessee at any time, whether before or after the execution of the lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Lessor and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Lessor with respect to any other such sign, placard, picture, name, advertisement or notice.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Lessee by a person approved of by Lessor.

     4. The bulletin board or directory of the building will be provided exclusively for the display of the name and location of the Lessees only and Lessor reserves the right to exclude any other names therefrom.

     5. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached, to, hung or placed in, or used in connection with any window or any leased Premises without the prior written consent of Lessor, said above items shall be installed in board of Lessor's standard draperies and shall in no way be visible from the exterior of the building.

     6. No Lessee shall employ any person or persons other than the janitor of Lessor for the purpose of cleaning the Premises unless otherwise agreed to by Lessor in writing. Except with the written consent of Lessor no person or persons other than those approved by Lessor shall be permitted to enter the building for the purpose of cleaning the same. No Lessee shall cause any unnecessary labor by reason of such Lessee's carelessness or indifference in the preservation of good order and cleanliness. Janitor service shall include ordinary dusting, cleaning and vacuuming by the janitor assigned to such work and shall not include beating of carpets or rugs or moving of furniture or other special services. Window cleaning shall be done only by Lessor, and at such intervals and such hours as Lessor shall deem appropriate.

     7. No Lessee shall obtain for sale or use upon the leased Premises, ice, drinking water, food, beverage, towel, hot water generator or other similar machines or services, or accept barbering or bootblacking services in the leased Premises, except from persons authorized by Lessor, which authorization shall not be unreasonably withheld. Notwithstanding the foregoing, no cooking shall be done or permitted by any Lessee in the Premises, nor shall the Premises be used for lodging. Lessee at Lessee's expense may provide lunchroom facilities for its employees, provided that no cooking is done therein. In no event may a sandwich vending machine be used.

     8. Each Lessee shall see that the doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Lessee or Lessee's employees leave the Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Lessee shall make good all injuries sustained by other Tenants or occupants of the building or Lessor. On multiple-tenancy floors all Lessees shall keep the door or doors to the building corridors closed at all times except for ingress and egress.

     9. No Lessee shall alter any lock or install a new or additional lock or any bolt on any door of the leased Premises without prior written consent of Lessor. If Lessor shall give its consent, the Lessee at its expense shall in each case furnish Lessor with a key for any and all such locks installed or altered by Lessee. Lessor at its expense shall furnish to Lessee 2 sets of keys for each lock as may be necessary for access to the Premises; Lessor shall furnish additional sets upon Lessee's request at Lessee's expense.

     10. Each Lessee upon the termination of the tenancy, shall deliver to Lessor all the keys of or to the building, offices, rooms and toilet rooms which shall have had made, and in the event of the loss of any keys so furnished by Lessor, shall pay Lessor therefor.

     11. The toilet rooms, toilets, urinals, washbowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

     12. No Lessee shall use or keep in the Premises or the building any kerosene, gasoline or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Lessor.

     No Lessee shall use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the building by reason of noise, odors and/or vibrations, or interference in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept about the Premises or the building.

     13. Except with the prior written consent of Lessor, no Lessee shall sell, or permit the sale of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise in or on the Premises, nor shall any Lessee carry on, or permit to allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the building, nor shall the Premises of any Lessee be used for the storage of merchandise (except supplies and uniforms used by Lessee in the ordinary course of its business) or manufacturing of any kind, or the business of a public barber shop, beauty parlor, or any business or activity other than that specifically provided for in such Lessee's lease.

     14. Lessor will direct electricians as where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the written consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Lessor, which approval will not unreasonably be withheld.

     15. No Lessee shall install any radio or television antenna, loudspeaker or any other devices on the roof or exterior walls of the building.

     16. No Lessee shall lay linoleum, tile, carpet, or any other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved in writing by Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

     17. No furniture, freight, equipment, packages or merchandise permitted hereby will be received in the building or carried up or down the elevators, except between such hours and in such elevators as shall be designated by Lessor, and such designation shall not be unreasonably withheld.

     Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the building by moving or maintaining any such safe or other property shall be repaired at the expense of the Lessee.

     18. No Lessee shall mark, drive nails, hang pictures and other works of art, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without the consent of the Lessor, which consent will not be unreasonably withheld, and no Lessee shall overload the floor of the Premises.

     19. There shall not be used in any space, or in the public halls of the building, either by any Lessee or others, any hand trucks except those equipped with rubber tires and side guards. No other vehicles of any kind shall be brought by any Lessee into or kept in or about any leased Premises.

     20. Each Lessee shall store all its trash and garbage within the interior of the leased Premises. No material shall be placed in or on the trash boxes or waste receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Lessor shall designate, which designation shall not be unreasonably withheld.

     21. Enter and exit the building by passenger elevators and stairway through the front lobby only. Freight elevator for freight and deliveries only; not to be used for passenger(s).

     22. No parking for automobile, motorcycles, bicycles, or any other type of vehicles used for transportation in the building or building grounds.

     23. Canvassing, soliciting, and peddling in the building are prohibited and each Lessee shall cooperate to prevent the same.

     24. Lessor shall have the right, exercisable without notice and without liability to any Lessee, to change the name and address of the building.

     25. The requirements of the Lessees will be attended to only upon application at the office of the building. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from Lessor, and no employee will admit any person (Lessee or otherwise) to any office without specific instructions from Lessor.

     26. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular Lessee or Lessees, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other Lessee or Lessees, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the Lessees in the building.

     27. Lessor reserves the right to exclude or expel from the building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

     28. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants and conditions of the lease.

                              HAZARDOUS MATERIALS
                              -------------------
                    ATTACHED TO AND MADE PART OF THIS LEASE
                    ---------------------------------------


     1.   Use of Hazardous Materials Prohibited.  Tenant will not use, generate,
          --------------------------------------
manufacture, produce, store, release, discharge, or dispose of, on, under or about the Premises or the Building or transport to or from the Premises or the Building any Hazardous Materials (as defined below) or allow its employees, agents, contractors, invitees or any other person or entity to do so, and Tenant shall keep and maintain the Premises and the Building in compliance with, and shall not cause or permit the Premises or the Building to be in violation of any Environmental Laws (as defined below).

     2.   Indemnification.  Tenant shall protect, defend, indemnify and hold
          ---------------
harmless Landlord from and against any and all losses, damages, costs, expenses or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to any Hazardous Materials released by Tenant or its employees, agents or invitees on, under or about premises or building on, under or about the Premises or the Building. This indemnity shall survive the expiration or termination of this Lease. Landlord shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions affecting the premises or the Building initiated in connection with any violation by Tenant or its employees or agents of any Environmental Law and shall have its attorneys' fees in connection therewith paid by Tenant.

     3.   Definition of Hazardous Materials.  As used herein, the term
          ---------------------------------
"Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, or is or becomes classified as hazardous or toxic under federal, state, or local laws or regulations. "Hazardous Materials" shall also include without limitation, petroleum, asbestos, polychlorinated biphenyls, flammable explosives or radioactive materials.

     4.   Definition of Environmental Laws.  "Environmental Laws" shall mean any
          --------------------------------
federal, state or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the premises, or the Building, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Section 9601 et seq., and the Resource Conservation and
                                -------
Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections 6901 et seq.
                                                       ------

                              FIRST AMENDMENT TO
                              706 MISSION STREET
                                 OFFICE LEASE

     THIS FIRST AMENDMENT TO 706 MISSION STREET OFFICE LEASE, made as of August 1, 1997, by and between T/W ASSOCIATES ("Landlord") and SALON INTERNET, INC., a California Corporation ("Tenant"),

                                  WITNESSETH:

     Whereas Landlord and Tenant are parties to that certain 706 Mission Street
     -------
Office Lease dated as of June 25, 1997 (said lease is herein called the "Lease") of certain premises more particularly described therein located at 706 Mission Street, San Francisco, California; and

     Whereas Landlord and Tenant desire to further amend the Lease as herein
     -------
provided:

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree as follows:

     1. Paragraph 41, Additional Security of the Lease is hereby amended by adding the following language to the end of the paragraph:

     Tenant may, with Landlord's approval, provide a Letter of Credit in lieu of the above mentioned Security Interest in Deposit Account. However, if for any reason such Letter of Credit is not extended through to July 31, 2002 and if Tenant does not provided an acceptable alternative Security Interest in Deposit account in lieu of the Letter of Credit then fifteen (15) days prior to the date the Letter of Credit or any extension thereof terminates, Tenant will be deemed in default of the Lease and Landlord may exercise its right to collect its funds under the Letter of Credit.

     2. Capitalized terms used herein, unless otherwise defined, shall have the meanings given them in the Lease.

     3. Except as amended hereby, the Lease remains unamended, and as amended hereby the Lease remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the
     ------------------
day and year first hereinabove set forth.

T/W ASSOCIATES                SALON INTERNET, INC.

By /s/ Authorized Officer     By /s/ Authorized Officer
   ----------------------        -----------------------

Its  Authorized Officer       Its:   Authorized Officer
    ---------------------          ---------------------

Date  August 1, 1997          Date  August 1, 1997
     --------------------          ---------------------